Exhibit 10.78
     FOURTH AMENDMENT, dated as of February 26, 2009 (this “Fourth Amendment”), among Chesapeake Funding LLC (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), and The Bank of New York Mellon (formerly known as The Bank of New York), as successor to JPMorgan Chase Bank, N.A., as Indenture Trustee (the “Indenture Trustee”), to the Series 2006-1 Indenture Supplement, dated as of March 7, 2006, as amended as of March 6, 2007, as of February 28, 2008 and as of December 17, 2008 (the “Series 2006-1 Indenture Supplement”), among the Issuer, the Administrator, the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and the Indenture Trustee, to the Amended and Restated Base Indenture, dated as of December 17, 2008 (the “Base Indenture”), between the Issuer and the Indenture Trustee pursuant to which the Series 2006-1 Investor Notes were issued to the CP Conduit Purchasers.
W I T N E S S E T H:
     WHEREAS, the Issuer has requested the Series 2006-1 Investor Noteholders to amend the Series 2006-1 Indenture Supplement to extend the Scheduled Expiry Date (as such term is defined in the Series 2006-1 Indenture Supplement) and to make certain other changes to the Series 2006-1 Indenture Supplement as set forth in this Fourth Amendment; and
     WHEREAS, each of the Series 2006-1 Investor Noteholders is willing to agree to the amendments to the Series 2006-1 Indenture Supplement requested by the Issuer and set forth in this Fourth Amendment;
     NOW, THEREFORE, the parties hereto hereby agree as follows:
     1. Defined Terms. All capitalized terms defined in Schedule 1 to the Base Indenture or the Series 2006-1 Indenture Supplement and used herein shall have the meanings given to them therein.
     2. Amendment to Article 1(b). Article 1(b) of the Series 2006-1 Indenture Supplement is hereby amended by deleting the definition of “Scheduled Expiry Date” and substituting in lieu thereof the following new definition:
     “‘Scheduled Expiry Date’ means, with respect to any Purchaser Group, the later of (a) March 27, 2009 and (b) the last day of any extension of the Commitment of the APA Banks included in such Purchaser Group made in accordance with Section 2.6(b).”

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     3. Amendments to Article 4. Article 4 of the Series 2006-1 Indenture Supplement is hereby amended by deleting clauses (f), (g) and (h) thereof in their entirety and inserting the following new clauses (f), (g) and (h) in lieu thereof:
     “(f) the Three Month Average Charge-Off Ratio with respect to any Settlement Date exceeds [***];
     (g) the Three Month Average Paid-In Advance Loss Ratio with respect to any Settlement Date exceeds [***];
     (h) the Three Month Average Delinquency Ratio with respect to any Settlement Date exceeds [***];”
     4. Amendment to Schedule I. Schedule I to the Series 2006-1 Indenture Supplement is hereby amended and restated to read in its entirety as set forth on Exhibit A to this Fourth Amendment.
     5. Conditions to Effectiveness. This Fourth Amendment shall become effective as of February 26, 2009 (the “Fourth Amendment Effective Date”), if each of the following conditions precedent shall have been satisfied on or prior to February 27, 2009:
     (a) The Administrative Agent shall have received, with a copy for each Funding Agent, this Fourth Amendment duly executed and delivered by duly authorized officers of the Issuer, the Administrator and the Indenture Trustee;
     (b) The representations and warranties of the Issuer and VMS contained in the Transaction Documents to which each is a party shall be true and correct in all material respects as of the Fourth Amendment Effective Date as if made as of the Fourth Amendment Effective Date;
     (c) The Purchaser Group Invested Amount with respect to each Purchaser Group is less than or equal to the Maximum Purchaser Group Invested Amount with respect to such Purchaser Group set forth in Schedule I as amended by this Fourth Amendment;
     (d) The Indenture Trustee and the Administrative Agent shall have received the Consent of Purchaser Groups in the form of Exhibit B to this Fourth Amendment, duly executed by the CP Conduit Purchasers, the APA Banks and the Administrative Agent;
     (e) The Indenture Trustee and the Administrative Agent shall have received the Third Amended and Restated Fee Letter relating to the Series 2006-1 Indenture Supplement in the form of Exhibit C to this Fourth Amendment, duly executed by the Issuer, the Administrator, the Administrative Agent and each Funding Agent; and
     (f) The Issuer shall have paid to the Administrative Agent on behalf of each Purchaser Group the fees payable on the date of the Third Amended and Restated Fee Letter.

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     6. Miscellaneous.
     (a) Payment of Expenses. The Issuer agrees to pay or reimburse the Indenture Trustee, the Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents for all of their respective out-of-pocket costs and reasonable expenses incurred in connection with this Fourth Amendment, including, without limitation, the reasonable fees and disbursements of their respective counsel.
     (b) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Series 2006-1 Indenture Supplement are and shall remain in full force and effect.
     (c) Governing Law. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
     (d) Counterparts. This Fourth Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. A set of the copies of this Fourth Amendment signed by all the parties shall be lodged with the Indenture Trustee. This Fourth Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the Issuer, the Administrator and the Indenture Trustee have caused this Fourth Amendment to be duly executed by their respective officers as of the day and year first above written.

CHESAPEAKE FUNDING LLC
By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Vice President & Treasurer

PHH VEHICLE MANAGEMENT SERVICES, LLC
By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Vice President & Treasurer

THE BANK OF NEW YORK MELLON, as successor Indenture Trustee
By:	/s/ Jared Fischer
	Name:	Jared Fischer
	Title:	Assistant Treasurer

EXHIBIT A
TO FOURTH AMENDMENT
TO SERIES 2006-1
INDENTURE SUPPLEMENT
SCHEDULE I TO SERIES 2006-1
INDENTURE SUPPLEMENT

Maximum
Purchaser
		APA Bank	Funding	Group	Match
CP Conduit Purchaser	APA Bank	Percentage	Agent	Invested Amount	Funding
[***]	[***]		[***]	$[***]
[***]	[***]		[***]	$[***]
[***]	[***]		[***]	$[***]
[***]	[***]		[***]	$[***]
[***]	[***]		[***]	$[***]
[***]	[***]		[***]	$[***]
[***]	[***]		[***]	$[***]
[***]	[***]		[***]	$[***]
[***]	[***]		[***]	$[***]
[***]	[***]		[***]	$[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B
TO FOURTH AMENDMENT
TO SERIES 2006-1
INDENTURE SUPPLEMENT
Consent of Purchaser Groups
     Reference is made to (i) that certain Series 2006-1 Indenture Supplement, dated as of March 7, 2006, as amended by the First Amendment thereto, dated as of March 6, 2007, the Second Amendment thereto, dated as of February 28, 2008, and the Third Amendment thereto, dated as of December 17, 2008 (as further amended or supplemented, the “Series 2006-1 Indenture Supplement”), among Chesapeake Funding LLC (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and The Bank of New York Mellon (formerly known as The Bank of New York), as successor to JPMorgan Chase Bank, N.A., as Indenture Trustee (the “Indenture Trustee”), to the Amended and Restated Base Indenture, dated as of December 17, 2008 between the Issuer and the Indenture Trustee, and (ii) that certain Fourth Amendment to the Series 2006-1 Indenture Supplement, dated as of February 26, 2009 (the “Fourth Amendment”), among the Issuer, the Administrator and the Indenture Trustee. All capitalized terms defined in the Series 2006-1 Indenture Supplement and used herein shall have the meanings given to them therein.
     The undersigned hereby consent to the execution, delivery and performance of the Fourth Amendment by the parties thereto.
     In order to satisfy one of the conditions to the effectiveness of the Fourth Amendment, the Issuer must effect a Decrease on the date hereof. The undersigned hereby waive the requirement in Section 2.5(a) of the Series 2006-1 Indenture Supplement that the Administrator shall have provided the Administrative Agent with prior written notice of the amount of such Decrease prior to 9:30 A.M., New York City time, on the second Business Day prior to such Decrease.
Dated: February 26, 2009

PARK AVENUE RECEIVABLES COMPANY, LLC, as a CP Conduit Purchaser By: JPMorgan Chase Bank, N.A., its attorney-in-fact
By:	/s/ Marquis Gilmore
	Name:	Marquis Gilmore
	Title:	Managing Director

FALCON ASSET SECURITIZATION COMPANY LLC, as a CP Conduit Purchaser
By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Marquis Gilmore
	Name:	Marquis Gilmore
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as an APA Bank
By:	/s/ Marquis Gilmore
	Name:	Marquis Gilmore
	Title:	Managing Director

CAFCO, LLC, as a CP Conduit Purchaser By: CITICORP NORTH AMERICA, INC., As Attorney-in-Fact
By:	/s/ Steven Vierengel
Name:
Title:

CIESCO, LLC, as a CP Conduit Purchaser By: CITICORP NORTH AMERICA, INC., As Attorney-in-Fact
By:	/s/ Steven Vierengel
Name:
Title:

CITIBANK, N.A., as an APA Bank
By:	/s/ Steven Vierengel
Name:
Title:

VARIABLE FUNDING CAPITAL COMPANY LLC, as a CP Conduit Purchaser
By: WACHOVIA CAPITAL MARKETS, LLC, As Attorney-in-Fact

By:	/s/ Doug Wilson
	Name:	Doug Wilson
	Title:	Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as an APA Bank
By:	/s/ Kevin McConnell
	Name:	Kevin McConnell
	Title:	Managing Director

YC SUSI TRUST, as a CP Conduit Purchaser By: Bank of America, National Association, as Administrative Trustee
By:	/s/ Leif E. Rauer
	Name:	Leif E. Rauer
	Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as an APA Bank
By:	/s/ Leif E. Rauer
	Name:	Leif E. Rauer
	Title:	Vice President

LIBERTY STREET FUNDING LLC, as a CP Conduit Purchaser
By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as an APA Bank
By:	/s/ Michael Eden
	Name:	Michael Eden
	Title:	Director

PARADIGM FUNDING, LLC, as a CP Conduit Purchaser
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

WESTLB AG, NEW YORK BRANCH, as an APA Bank
By:	/s/ Jon Hellbusch
	Name:	Jon Hellbusch
	Title:	Executive Director

By:	/s/ Michael Gilhuley
	Name:	Michael Gilhuley
	Title:	Associate Director

ATLANTIC ASSET SECURITIZATION LLC, as a CP Conduit Purchaser
By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

CALYON NEW YORK BRANCH, as an APA Bank
By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

THAMES ASSET GLOBAL SECURITIZATION NO. 1 INC., as a CP Conduit Purchaser
By:	/s/ Louise E. Colby
	Name:	Louise E. Colby
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND, NEW YORK BRANCH, as an APA Bank
By:	/s/ Angela Perry
	Name:	Angela Perry
	Title:	Managing Director

EXHIBIT C
TO FOURTH AMENDMENT
TO SERIES 2006-1
INDENTURE SUPPLEMENT
Chesapeake Funding LLC
940 Ridgebrook Road
Sparks, Maryland 21152
February 26, 2009
Third Amended and Restated Series 2006-1 Indenture Supplement Fee Letter
JPMorgan Chase Bank, N.A.
10 South Dearborn, IL1-0597
Chicago, Illinois 60670
Ladies and Gentlemen:
     Reference is hereby made to the Series 2006-1 Indenture Supplement, dated as of March 7, 2006, as amended by the First Amendment thereto, dated as of March 6, 2007, the Second Amendment thereto, dated as of February 28, 2008, the Third Amendment thereto, dated as of December 17, 2008, and the Fourth Amendment thereto dated as of the date hereof (as further amended or supplemented from time to time, the “Series 2006-1 Indenture Supplement”), among Chesapeake Funding LLC, as the issuer (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator, JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), as administrative agent (the “Administrative Agent”), the CP Conduit Purchasers, APA Banks and Funding Agents named therein and The Bank of New York Mellon (formerly known as The Bank of New York), as successor to JPMorgan Chase Bank, N. A., as indenture trustee (the “Indenture Trustee”), to the Amended and Restated Base Indenture, dated as of December 17, 2008, between the Issuer and the Indenture Trustee. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Series 2006-1 Indenture Supplement.
     This Fee Letter sets forth (i) the definitions of Applicable Margin, Commitment Fee Rate and Program Fee Rate used in the Series 2006-1 Indenture Supplement and (ii) the fees to be paid by the Issuer to the Administrative Agent on behalf of each Purchaser Group on the date hereof.
     The following terms shall have the following meanings:
     “Applicable Margin” means on any date of determination, [***]% per annum; provided, however that after the occurrence of an Amortization Event or a Potential Amortization Event, the Applicable Margin shall equal [***]% per annum.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     “Commitment Fee Rate” means [***]% per annum.
     “Program Fee Rate” means [***]% per annum.
     On the date hereof, the Issuer shall pay to the Administrative Agent on behalf of each Purchaser Group an amount equal to [***]% of the Maximum Purchaser Group Invested Amount with respect to such Purchaser Group.
     Once paid, the fees or any part thereof payable hereunder shall not be refundable under any circumstances. All fees payable hereunder shall be paid in immediately available funds and shall be in addition to reimbursement of the reasonable out-of-pocket expenses of each Purchaser Group.
     It is understood and agreed that this Fee Letter shall not constitute or give rise to any obligation to provide any financing; such an obligation will arise only to the extent provided in the Series 2006-1 Indenture Supplement. This Fee Letter may not be amended or waived except by an instrument in writing signed by the Issuer and each of the undersigned parties. This Fee Letter shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. This Fee Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Fee Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     Please confirm that the foregoing is our mutual understanding by signing and returning to us an executed counterpart of this Fee Letter.

Very truly yours, CHESAPEAKE FUNDING LLC
By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Vice President & Treasurer

Accepted and agreed to as of
the date first written above by:

PHH VEHICLE MANAGEMENT SERVICES, LLC, as Administrator
By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Vice President & Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Marquis Gilmore
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Funding Agent
By:	/s/ Marquis Gilmore
Name:
Title:

CITICORP NORTH AMERICA, INC., as Funding Agent
By:	/s/ Steven Vierengel
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Funding Agent
By:	/s/ Kevin McConnell
	Name:	Kevin McConnell
	Title:	Managing Director

BANK OF AMERICA, NATIONAL ASSOCIATION, as Funding Agent
By:	/s/ Leif E. Rauer
	Name:	Leif E. Rauer
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as Funding Agent
By:	/s/ Michael Eden
	Name:	Michael Eden
	Title:	Director

WESTLB AG, NEW YORK BRANCH, as Funding Agent
By:	/s/ Jon Hellbusch
	Name:	Jon Hellbusch
	Title:	Executive Director

By:	/s/ Michael Gilhuley
	Name:	Michael Gilhuley
	Title:	Associate Director

THE ROYAL BANK OF SCOTLAND PLC, as Funding Agent By Greenwich Capital Markets, Inc., as Agent
By:	/s/ Michael Zappaterrini
	Name:	Michael Zappaterrini
	Title:	Managing Director

CALYON NEW YORK BRANCH, as Funding Agent
By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director
By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director